UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                   AMENDMENT 1
                                       TO
                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): July 5, 2001



                                IVAX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           FLORIDA                        1-09623                16-1003559
 (State or Other Jurisdiction of   Commission File Number)     (IRS Employer
 Incorporation)                                              Identification No.)


                  4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137
                    (Address of Principal Executive Offices)

                                 (305) 575-6000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)

                       -----------------------------------

          This Amendment 1 to Form 8-K/A amends the Form 8-K filed with the Commission on July 20, 2001 and the Form 8-K/A filed with the Commission on August 1, 2001 relating to the acquisition by IVAX Corporation ("IVAX") of Laboratorio Chile S.A. ("LabChile"). This Amendment 1 to Form 8-K/A is being filed to amend the consent included as Exhibit 23.1 in the Form 8-K/A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         The Exhibits to this Amendment 1 to Form 8-K/A are listed on the
     Exhibit Index and are incorporated herein by reference.

                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: October 26, 2001                   IVAX CORPORATION


                                            By:    /s/ Thomas E. Beier
                                               ---------------------------------

                                                   Thomas E. Beier
                                                   Senior Vice President-Finance
                                                   Chief Financial Officer

                                  Exhibit Index


  Exhibit
  Number               Description
  ------               -----------
  23.1             Consent of Arthur Andersen - Langton Clarke